January 9, 2023

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	C.M. Life Variable Life Separate Account I (the “Registrant”)
File No. 811-09020, CIK 0000943863
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the 1940 Act, mailed to its contract owners either the 2022 annual reports or, as permitted under Rule 30e-3 of the 1940 Act, a notice of online availability of shareholder reports for the fiscal year ended October 31, 2022. Some of the underlying funds included in this Investment Company annual report filing may not be available under every contract offered by the Registrant. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2022 annual reports of the management investment company listed below are incorporated by reference.

Investment Company	CIK
DFA Investment Dimensions Group Inc.	0000355437

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Vice President
C.M. Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001, and its affiliated companies.